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                                                                   Exhibit 10.15


      AMENDMENT NO. 1, dated as of July 14, 1997 ("Amendment No. 1"), to the Amended and Restated Agreement of Limited Partnership of D&B Investors L.P., dated as of April 1, 1997 (the "Partnership Agreement"), among Duns Investing VII Corporation, Dun & Bradstreet, Inc., Duns Holding, Inc., Utrecht-America Finance Co. and Leiden, Inc.

      WHEREAS, the parties hereto desire to amend the terms of the Partnership Agreement to reflect certain additional understandings.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. Amendment to Definition of "Permitted Securities." The definition of "Permitted Securities" shall be amended by deleting the amount "$15,000,000" set forth in clause (v) thereof and inserting "$50,000,000" in lieu thereof.

      2. Amendment to Definition of "Priority Return." The definition of "Priority Return" shall be amended by deleting the reference to "Section 4.02(a)" set forth therein and inserting "Section 4.01" in lieu thereof.

      3. Amendment to Section 4.01. Section 4.01 shall be amended by (i) deleting the reference to "Section 4.02(a)" set forth therein and inserting "Section 4.02" in lieu thereof, and (ii) deleting the reference to "Section 4.01(a)" set forth therein and inserting "Section 4.01" in lieu thereof.

      4. Reaffirmation. Except as expressly amended by this Amendment No. 1, the Partnership Agreement is and shall continue to be in full force and effect as originally written.

      5. Execution in Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterpart shall be an original and all of which when taken together shall constitute one and the same Amendment No. 1. This Amendment No. 1 shall become effective as of the date first above written when and if counterparts of this Amendment No. 1 shall have been executed by the parties hereto.

            On and after the effective date of this Amendment No. 1, each reference in the Partnership Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Partnership Agreement shall mean and be a reference to the Partnership Agreement as amended by this Amendment No. 1.

      6. Governing Law. This Amendment No. 1 shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without reference to its conflicts of law principles.
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                                                                             S-1


      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the day and year first above written.


                                          DUNS INVESTING VII CORPORATION


                                          By /s/ Kenneth J. Kubacki
                                             -----------------------------
                                             Kenneth J. Kubacki
                                             Executive Vice President and
                                                Assistant Treasurer


                                          DUNS HOLDING, INC.


                                          By /s/ Kenneth J. Kubacki
                                             -----------------------------
                                             Kenneth J. Kubacki
                                             Executive Vice President and
                                                Assistant Treasurer


                                          DUN & BRADSTREET, INC.


                                          By /s/ Philip C. Danford
                                             -----------------------------
                                             Philip C. Danford
                                             Vice President and Treasurer


                 THIS IS A SIGNATURE PAGE TO AMENDMENT NO. 1 TO
          THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                               D&B INVESTORS L.P.
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                                                                             S-2


                                          UTRECHT-AMERICA FINANCE CO.


                                          By /s/  David I. Dietz
                                             -----------------------------
                                             Name: David I. Dietz
                                             Title: Assistant Treasurer


                                          By /s/  J.W. den Baas
                                             -----------------------------
                                             Name: J.W. den Baas
                                             Title: Vice President


                                          LEIDEN, INC.


                                          By /s/ J.W. den Baas
                                             -----------------------------
                                             Name: J.W. den Baas
                                             Title: Vice President


                                          By /s/  David I. Dietz
                                             -----------------------------
                                             Name: David I. Dietz
                                             Title: Assistant Treasurer


                THIS IS A SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                              D&B INVESTORS L.P.